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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported):   November 8, 2000



                         HYPERTENSION DIAGNOSTICS, INC.
             (Exact name of Registrant as specified in its charter)


         Minnesota                       0-24635                  41-1618036
----------------------------     ------------------------    ------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


 2915 Waters Road, Suite 108
 Eagan, Minnesota                                                   55121
---------------------------                                  ------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: 651-687-9999
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Items 1, 2, 3, 4, 6, 7 and 8 are not applicable and therefore omitted.

ITEM 5. OTHER EVENTS.

         Incorporated herein is the attached copy of the press release dated November 8, 2000 pertaining to the Company's discussion of potential revenues for fiscal year 2001, including the timing of the possible commencement of the receipt of revenues related to the marketing of the Company's CVProfilor(TM) DO-2020 CardioVascular Profiling System.










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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           HYPERTENSION DIAGNOSTICS, INC.

                                 By /s/ James S. Murphy
                                    ---------------------------------------
                                    Its Senior Vice President, Finance and
                                    Administration and Chief Financial Officer

Dated:   November 9, 2000





































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